[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.12

Amendment No. 1

(hereinafter the “Amendment No. 1”)

to the Technology Transfer, Clinical Supply Agreement

dated October 23, 2012,

(hereinafter the “Agreement”)

between

Versartis, Inc.

275 Shoreline Drive

Suite 450

Redwood Shores, CA USA 94065

(hereinafter called “VERSARTIS”)

and

Boehringer Ingelheim RCV GmbH & Co KG

[*]

(hereinafter called “BI RCV”).

Preamble

Whereas, the Agreement has been concluded between VERSARTIS and BI RCV regarding the manufacture of VRS-317.

Whereas, the Parties intend on continuing their good relationship and are now desirous to perform additional cGMP fill and finish and drug substance services under the Agreement, but the Services anticipated under the Agreement did so far only cover the certain manufacture of VRS-317 as bulk drug substance.

Therefore, the Parties agree that hereby (i) BI RCV shall provide such additional cGMP fill and finish work as described in this Amendment No. 1; and (ii) the Appendices 1 through 8 of the Agreement shall be updated to reflect these additional cGMP fill and finish and additional bulk drug substance services.

1.	The Parties agree that Appendix 2 (“Project Plan (BI Services and Prices)”) as attached to the Agreement shall be updated and be replaced in its entirety by Exhibit B to this Amendment No. 1 (“Project Plan (BI Services and Prices)”), which shall become the new Appendix 2 to the Agreement.

2.	The Parties agree that the fill & finish and additional drug substance services set forth in Appendix 2 are considered part of the Services and firmly ordered. The Parties shall agree on the timelines for the cGMP manufacture of drug product set forth in such Appendix 2 in good faith after signature of this Amendment No. 1. VERSARTIS acknowledges and agrees that the manufacture of drug product according to Appendix 2 is under the condition precedent that sufficient drug substance is available at BI RCV.

1

3.	Equally, the Parties agree that Appendices 1, 3, 4, 5, 6 and 8 as attached to Agreement shall be updated and be replaced in their entirety by Exhibits A, C, D, E, F and H to this Amendment No. 1, which shall become the new Appendices 1, 3, 4, 5, 6 and 8, respectively.

4.	The Quality Agreement (QA, Exhibit G), as updated November 20, 2013 shall replace the existing Appendix 7 in its entirety.

5.	This Amendment No. 1 shall take effect as of October 1, 2013 (“Effective Date”) and as far as not amended herein, the Agreement remains in full force and effect and - for the avoidance of doubt - all terms and conditions, as far as not amended herein, shall apply to the manufacture of Product in the form of drug product accordingly.

Vienna, 21 Jan, 2013

Boehringer Ingelheim RCV GmbH & Co KG

i.V.	ppa.

[*]	[*]
[*]	[*]

Redwood Shores, CA, 14 Dec, 2013

Versartis, Inc.

/s/ Jeffrey Cleland
Dr. Jeffrey Cleland
CEO

List of Exhibits:

Exhibit A:	[*] and Versartis Deliverables (incl. Requirements for Versartis Deliverables) and assumptions
Exhibit B:	Project Plan (BI Services and Prices)
Exhibit C:	Project Timeline
Exhibit D:	Payment Schedule
Exhibit E:	[*] agreed by the Parties (to be attached upon agreement of the Parties)
Exhibit F:	Members of the Project Team, Steering Committee and Chief Executive Officers
Exhibit G:	Quality Agreement (to be added)
Exhibit H:	Testing of [*] from Versartis

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2

Exhibit A:

[*] and Versartis Deliverables (incl. Requirements for Versartis Deliverables) and assumptions

[*]

Description of VRS-317 AA sequence + Product description:

VRS-317 is a fusion protein composed of recombinant human growth hormone (rhGH) and two pharmacologically inactive recombinant polypeptides, referred to as XTEN. The XTEN domain, two unstructured hydrophilic chains of amino acids, enables half-life extension for rhGH. One polypeptide chain, consisting of 914 amino acids, is fused to the N-terminus of rhGH and the second polypeptide, consisting of 146 amino acids, is fused to the C-terminus of rhGH. The molecular weight of VRS-317 is 119 kDa, with rhGH contributing 22 kDa and the remaining mass contributed by the XTEN construct. The mass ratio of rhGH to VRS-317 is therefore 1:5.4. The amino acid sequence and structure are provided below.

VRS-317 amino acid sequence (hGH sequence is underlined and bold)
1	10	20	30	40	50
[*]

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

3

Exhibit B: Project Plan (BI Services and Prices)

Remark: “(done)” means work completed by BI RCV, invoiced to Versartis.

Price basis	Activities / Services included	Price [Euro]	BI RCV deliverables
[*]	— [*]	[*]	— [*]

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit C: Project Plan and Timeline

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit D: Payment schedule

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit E: [*] agreed by the Parties (to be attached upon agreement of the Parties)

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit F: Members of the Project Team, Steering Committee and Chief Executive Officers

Project Manager BI RCV	Versartis
[*]	[*]

Project Team BI RCV	Versartis
[*]	[*]

Steering Committee BI RCV	Steering Committee Versartis
[*]	[*]

Further participants from BI RCV in SCs: [*].

Further participants from Versartis in SCs: [*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit G: Quality Agreement

Quality agreement to be attached.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit H: Testing of [*] from Versartis

Method	Specification
[*]	[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.